                                  EXHIBIT 11(b)

                             CONSENT OF ROPES & GRAY

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 21 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                     /s/ Ropes & Gray

                                                     ROPES & GRAY
Washington, D.C.

February 14, 1997